UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2018

CLEARBRIDGE

ENERGY MLP & INFRASTRUCTURE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide capital appreciation and income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Energy MLP & Infrastructure Fund for the twelve-month reporting period ended October 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

The Board of Trustees of Legg Mason Partners Equity Trust on behalf of ClearBridge Energy MLP & Infrastructure Fund (the “Fund”) has approved a proposal to terminate and liquidate the Fund. The Fund is expected to cease operations on or about February 15, 2019 (the “Liquidation Date”). Before that date, the assets of the Fund will be liquidated at the discretion of Fund management and the Fund will cease to pursue its investment objective.

Existing shareholders of the Fund who invest through a systematic investment plan or payroll deduction or those investing through a Retirement Plan or retirement platform will be permitted to purchase shares of the Fund for a limited period of time while they select an investment alternative. Shares of the Fund are otherwise closed to purchases and incoming exchanges as of the close of market on November 16, 2018, except for the reinvestment of dividends and distributions, if any. The Fund will close to all investments two days prior to the Liquidation Date.

Shareholders who elect to redeem their shares prior to the Liquidation Date will be redeemed in the ordinary course at the applicable net asset value per share. Effective immediately, any deferred sales charges applicable to Fund redemptions will be waived. Fund shareholders may exchange their shares for shares of another fund in the Legg Mason mutual fund complex in accordance with the terms of the Fund’s Prospectus at any time before the Liquidation Date. Shareholders who exchange their shares for the same class of shares of other Legg Mason funds may do so without the imposition of an initial sales

II	ClearBridge Energy MLP & Infrastructure Fund

charge. Fund shareholders may consider options that are suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex.

Shareholders who remain in the Fund until the Liquidation Date will receive a liquidation distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds. The liquidation of the Fund will result in one or more taxable events for shareholders subject to federal income tax. Shareholders who purchased their shares directly from the Fund and hold their shares through an individual retirement account (IRA) will receive another communication from the Fund prior to the liquidation regarding their investment.

Shareholders who hold their shares through an IRA should consult their tax advisers concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers. Other shareholders should likewise consult a personal tax adviser with respect to the effects of the liquidation of the Fund and of any associated distributions. For more information regarding the liquidation of the Fund, please see the prospectus supplement dated November 16, 2018.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

ClearBridge Energy MLP & Infrastructure Fund	III

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended October 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s second reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on October 31, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. October 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In October 2018, 22.5% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

IV	ClearBridge Energy MLP & Infrastructure Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Energy MLP & Infrastructure Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide capital appreciation and income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in energy infrastructure investments. The Fund invests in a portfolio of energy infrastructure investments, including master limited partnerships (“MLPs”), “I-Shares” issued by affiliates of MLPs, which represent an indirect ownership of MLP limited partnership interests, general partners of MLPs, fixed income securities, equity securities and equity-related securities, including common stocks, preferred stocks, convertible stocks and other securities convertible into equity securities, of companies providing, building or maintaining energy infrastructure and/or energy infrastructure related services throughout the energy delivery supply chain. Such energy infrastructure companies may be involved in exploration and production, extraction (e.g., oil drilling services), midstream activities (e.g., transporting or processing energy assets), storage or other related activities and include energy related utilities companies.

The Fund may invest up to 25% of its total assets directly in securities of MLPs that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships (“QPTPs”). This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. The Fund may invest in issuers with any market capitalization. The Fund may invest up to 50% of its net assets in foreign securities. The Fund may also invest in securities of issuers in emerging market countries.

The Fund may seek to generate current income from short-term gains earned through a derivative strategy using options, which may consist of writing (selling) call options on equity securities in its portfolio (“covered calls”) and on broader equity market indexes, or writing (selling) put options on such securities or indexes. The Fund may invest up to 20% of its net assets in options on equity securities and equity market indexes. The Fund may also enter into various other derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, forward foreign currency contracts and currency swaps.

The Fund may invest up to 20% of its assets in fixed income securities of any credit quality, including securities rated below investment grade or, if unrated, that we deemed to be of comparable quality (“junk bonds”).

Q. What were the overall market conditions during the Fund’s reporting period?

A. Volatility plagued MLP stocks in 2018. The sector moved lower in February 2018, mirroring a decline in the broader U.S. equity market. MLP stocks moved further lower in March of 2018 following a surprise Federal Energy Regulatory Commission (“FERC”) announcement — only to rebound in April through September 2018 by almost 20%. In October 2018, MLP stocks again moved lower in sympathy with a U.S. equity market correction. Such volatility is disconcerting given the stable and predictable nature of the energy infrastructure MLP cash flows. The Alerian MLP Indexi finished the twelve-month reporting period ended October 31, 2018, up 0.68%.

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	1

Fund overview (cont’d)

Oil prices rose from $54.38 to $65.30 per barrel for West Texas Intermediate (“WTI”) crude over the reporting period, largely on geopolitics-driven supply concerns and strong demand, but finished down from highs above $75 per barrel amid trade disputes and slowing global growth.

U.S. markets finished with strong returns for the reporting period, with the S&P 500 Indexii advancing 7.35%. The stock market overcame a market correction early in 2018, caused by higher interest rates and fear of increasing inflation, as well as prolonged trade disputes in the second and third quarters of 2018. Overall, investors focused on U.S. economic strength and strong earnings growth, which were helped by tax cuts passed at the end of 2017, to push equity markets higher. U.S. equities underwent another correction in October 2018, however, as a mix of trade concerns, higher interest rates and uninspiring financial results from some mega cap tech companies combined to make for a volatile month.

For most of the year, cyclical sectors most tied to the performance of the U.S. economy led the market. The Information Technology (“IT”) sector was a strong performer. The Consumer Discretionary sector also performed well, as low unemployment, gently rising wages and cycle-high consumer confidence created a good environment for discretionary spending. The Energy sector underperformed the market despite strength in oil prices and strong fundamentals, partially due to logistical challenges in the Permian Basin.

Q. How did we respond to these changing market conditions?

A. The Fund’s investment approach remained consistent throughout the reporting period. We continued to focus on MLPs and infrastructure companies that are engaged in the midstream space. These companies are generally less exposed to the volatility of commodity prices and have business models that are largely fee based. We focused on companies with high-quality assets, solid balance sheets and good growth outlooks.

U.S. energy production growth remains robust. Oil production is up 15% year over year, natural gas production is up 12%, and natural gas liquids production is up 16%. The surge in U.S. production has not resulted in oversupply. In fact, inventories of crude oil and natural gas in storage are 12% and 20% below year-ago levels — despite such a large increase in production. Given declining inventories and continued robust demand, we would not expect a significant decline in oil and natural gas prices over the balance of 2018 (such as the decline witnessed in 2014 and 2015).

While U.S. energy production growth rates may slow heading into 2019 due to infrastructure bottlenecks (primarily in the Permian Basin of West Texas), we expect production growth to continue; such infrastructure bottlenecks are a clear signal from the market that growth opportunities to build new pipeline, storage and processing facilities will continue for at least the next several years.

Performance review

For the twelve months ended October 31, 2018, Class I shares of ClearBridge Energy MLP & Infrastructure Fund returned -5.52%. The Fund’s unmanaged benchmarks, the Alerian MLP Index and the S&P 500 Index, returned 0.68% and 7.35%, respectively, for

2	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

the same period. The Lipper Energy MLP Funds Category Average1 returned -1.90% over the same time frame.

Performance Snapshot as of October 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Energy MLP & Infrastructure Fund:
Class A	-3.15%	-5.64%
Class C	-3.59%	-6.50%
Class I	-3.03%	-5.52%
Class IS	-3.00%	-5.36%
Alerian MLP Index	1.41%	0.68%
S&P 500 Index	3.40%	7.35%
Lipper Energy MLP Funds Category Average[1]	-0.79%	-1.90%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 2.49%, 3.30%, 2.22% and 2.39%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.60% for Class A shares, 2.35% for Class C shares, 1.25% for Class I shares and 1.15% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense cap for each class as a result of franchise taxes and interest expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 145 funds for the six-month period and among the 132 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	3

Fund overview (cont’d)

class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an individual stock basis, the leading contributors to performance for the reporting period included the Fund’s holdings in ONEOK Inc., Targa Resources Corp., Cheniere Energy Inc., Enterprise Products Partners LP and Anadarko Petroleum Corp.

Q. What were the leading detractors from performance?

A. On an individual stock basis, the leading detractors from performance for the reporting period included the Fund’s holdings in Macquarie Infrastructure Corp., EQT Corp., TransCanada Corp., Enbridge Inc. and SemGroup Corp.

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated a new position in BP Midstream Partners. We exited a position in Marathon Petroleum.

Thank you for your investment in ClearBridge Energy MLP & Infrastructure Fund. As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investment, LLC

Chris Eades

Portfolio Manager

ClearBridge Investment, LLC

November 20, 2018

RISKS: Equity and equity-related securities are subject to market and price fluctuations. Investments in MLPs include the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, changes in tax laws, and other risks of MLPs and the energy sector. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. To the extent the Fund invests in fixed income securities, these securities are subject to various risks, including but not limited to credit, inflation, income, prepayment and interest rate risks. As interest rates rise, the value of fixed income securities falls. Because this Fund expects to hold a concentrated portfolio of

4	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

securities, and invests in certain regions or industries, it has increased vulnerability to market volatility. As a non-diversified fund, it can invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2018 were Kinder Morgan Inc. (7.5%), Williams Cos Inc. (6.1%), Plains GP Holdings LP (6.0%), TransCanada Corp. (5.6%), Genesis Energy LP (5.5%), Targa Resources Corp. (5.4%), Antero Midstream GP LP (5.3%), Enterprise Products Partners LP (5.2%), Enbridge Inc. (5.0%) and Tallgrass Energy GP LP (5.0%). Please refer to pages 11 through 12 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top three sector holdings (as a percentage of net assets) as of October 31, 2018 were: Energy (51.0%), Master Limited Partnerships (45.4%) and Industrials (2.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2018 and October 31, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2018 and held for the six months ended October 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-3.15%	$1,000.00	$968.50	1.47%	$7.29	Class A	5.00%	$1,000.00	$1,017.80	1.47%	$7.48
Class C	-3.59	1,000.00	964.10	2.34	11.58	Class C	5.00	1,000.00	1,013.41	2.34	11.88
Class I	-3.03	1,000.00	969.70	1.24	6.16	Class I	5.00	1,000.00	1,018.95	1.24	6.31
Class IS	-3.00	1,000.00	970.00	1.15	5.71	Class IS	5.00	1,000.00	1,019.41	1.15	5.85

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 10/31/18	-5.64%	-6.50%	-5.52%	-5.36%
Five Years Ended 10/31/18	-3.40	-4.04	-3.31	-3.27
Inception* through 10/31/18	-3.40	-4.04	-2.16	-2.11

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 10/31/18	-11.07%	-7.43%	-5.52%	-5.36%
Five Years Ended 10/31/18	-4.53	-4.04	-3.31	-3.27
Inception* through 10/31/18	-4.53	-4.04	-2.16	-2.11

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 10/31/13 through 10/31/18)	-15.88%
Class C (Inception date of 10/31/13 through 10/31/18)	-18.62
Class I (Inception date of 8/30/13 through 10/31/18)	-10.69
Class IS (Inception date of 8/30/13 through 10/31/18)	-10.42

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, I and IS shares are October 31, 2013, October 31, 2013, August 30, 2013 and August 30, 2013, respectively.

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I and IS Shares of ClearBridge Energy MLP & Infrastructure Fund vs. S&P 500 Index and Alerian MLP Index† — August 30, 2013 - October 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I and IS shares of ClearBridge Energy MLP & Infrastructure Fund on August 30, 2013 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2018. The hypothetical illustration also assumes a $1,000,000 investment in the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I and IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

Schedule of investments

October 31, 2018

ClearBridge Energy MLP & Infrastructure Fund

Security	Shares	Value
Common Stocks — 53.5%
Energy — 51.0%
Oil, Gas & Consumable Fuels — 51.0%
Anadarko Petroleum Corp.	5,930	$315,476
Cheniere Energy Inc.	12,230	738,814	*
Enbridge Inc.	23,901	743,560
EnLink Midstream LLC	54,034	702,442
EQT Corp.	7,924	269,178
Kinder Morgan Inc.	65,248	1,110,521
ONEOK Inc.	10,633	697,525
SemGroup Corp., Class A Shares	23,928	442,429
Targa Resources Corp.	15,565	804,243
TransCanada Corp.	22,158	835,800
Williams Cos Inc.	37,060	901,670
Total Energy		7,561,658
Industrials — 2.5%
Transportation Infrastructure — 2.5%
Macquarie Infrastructure Corp.	10,158	375,338
Total Common Stocks (Cost — $9,288,228)		7,936,996

	Shares/Units
Master Limited Partnerships — 45.4%
Crude/Refined Products Pipelines — 2.5%
BP Midstream Partners LP	20,360	371,570
Diversified Energy Infrastructure — 20.9%
Enterprise Products Partners LP	28,512	764,692
Genesis Energy LP	37,001	818,092
Noble Midstream Partners LP	6,940	236,932
Plains GP Holdings LP, Class A Shares	41,904	895,488
Shell Midstream Partners LP	19,160	391,630
Total Diversified Energy Infrastructure		3,106,834
General Partner — 13.7%
Antero Midstream GP LP	48,430	780,207
Tallgrass Energy GP LP	34,027	740,428
Western Gas Equity Partners LP	17,590	505,888
Total General Partner		2,026,523
Global Infrastructure — 4.9%
Brookfield Infrastructure Partners LP	19,565	730,166

See Notes to Financial Statements.

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	11

Schedule of investments (cont’d)

October 31, 2018

ClearBridge Energy MLP & Infrastructure Fund

Security		Shares/Units	Value
Liquids Transportation & Storage — 3.4%
Magellan Midstream Partners LP		8,220	$507,010
Total Master Limited Partnerships (Cost — $7,215,504)			6,742,103
Total Investments before Short-Term Investments (Cost — $16,503,732)			14,679,099

	Rate	Shares
Short-Term Investments — 0.6%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $86,083)	1.995%	86,083	86,083
Total Investments — 99.5% (Cost — $16,589,815)			14,765,182
Other Assets in Excess of Liabilities — 0.5%			70,655
Total Net Assets — 100.0%			$14,835,837

*	Non-income producing security.

See Notes to Financial Statements.

12	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

Statement of assets and liabilities

October 31, 2018

Assets:
Investments, at value (Cost — $16,589,815)	$14,765,182
Cash	10,244
Dividends and interest receivable	120,904
Receivable from investment manager	8,611
Receivable for Fund shares sold	243
Prepaid expenses	34,949
Total Assets	14,940,133

Liabilities:
Service and/or distribution fees payable	1,241
Payable for Fund shares repurchased	158
Trustees’ fees payable	83
Accrued expenses	102,814
Total Liabilities	104,296
Total Net Assets	$14,835,837

Net Assets:
Par value (Note 7)	$18
Paid-in capital in excess of par value	20,030,864
Overdistributed net investment income	(25,875)
Accumulated net realized loss on investments and foreign currency transactions	(3,344,537)
Net unrealized depreciation on investments	(1,824,633)
Total Net Assets	$14,835,837

Net Assets:
Class A	$3,955,319
Class C	$338,843
Class I	$10,494,966
Class IS	$46,709

Shares Outstanding:
Class A	470,715
Class C	40,562
Class I	1,257,215
Class IS	5,598

Net Asset Value:
Class A (and redemption price)	$8.40
Class C*	$8.35
Class I (and redemption price)	$8.35
Class IS (and redemption price)	$8.34
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$8.91

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	13

Statement of operations

For the Year Ended October 31, 2018

Investment Income:
Dividends and distributions	$908,125
Return of capital	(535,403)
Net Dividends and Distributions	372,722
Interest	3,931
Less: Foreign taxes withheld	(16,443)
Total Investment Income	360,210

Expenses:
Investment management fee (Note 2)	171,221
Registration fees	92,256
Audit and tax fees	52,749
Fund accounting fees	46,776
Legal fees	35,904
Shareholder reports	22,182
Service and/or distribution fees (Notes 2 and 5)	17,067
Transfer agent fees (Note 5)	14,049
Custody fees	1,251
Trustees’ fees	1,106
Insurance	655
Franchise taxes	(4,602)
Miscellaneous expenses	5,165
Total Expenses	455,779
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(227,275)
Net Expenses	228,504
Net Investment Income	131,706

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions	(684,442)
Foreign currency transactions	(102)
Net Realized Loss	(684,544)
Change in Net Unrealized Appreciation (Depreciation) From Investments	67,974
Net Loss on Investments and Foreign Currency Transactions	(616,570)
Decrease in Net Assets From Operations	$(484,864)

See Notes to Financial Statements.

14	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2018	2017

Operations:
Net investment income	$131,706	$46,636
Net realized loss	(684,544)	(435,054)
Change in net unrealized appreciation (depreciation)	67,974	271,757
Decrease in Net Assets From Operations	(484,864)	(116,661)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(100,364)	(91,156)
Return of capital	(98,660)	(21,853)
Decrease in Net Assets From Distributions to Shareholders	(199,024)	(113,009)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	5,943,443	4,275,266
Reinvestment of distributions	177,661	100,547
Cost of shares repurchased	(5,725,315)	(4,781,799)
Increase (Decrease) in Net Assets From Fund Share Transactions	395,789	(405,986)
Decrease in Net Assets	(288,099)	(635,656)

Net Assets:
Beginning of year	15,123,936	15,759,592
End of year*	$14,835,837	$15,123,936
*Includes overdistributed net investment income of:	$(25,875)	$(35,262)

See Notes to Financial Statements.

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$9.00	$9.13	$9.14	$12.81	$10.57

Income (loss) from operations:
Net investment income	0.06	0.02	0.07	0.09	0.16
Net realized and unrealized gain (loss)	(0.57)	(0.10)	(0.03)	(3.48)	2.18
Total income (loss) from operations	(0.51)	(0.08)	0.04	(3.39)	2.34

Less distributions from:
Net investment income	(0.05)	(0.04)	(0.05)	(0.12)	(0.10)
Net realized gains	—	—	—	(0.16)	(0.00) [2]
Return of capital	(0.04)	(0.01)	—	—	—
Total distributions	(0.09)	(0.05)	(0.05)	(0.28)	(0.10)

Net asset value, end of year	$8.40	$9.00	$9.13	$9.14	$12.81
Total return[3]	(5.64)%	(0.90)%	0.51%	(26.82)%	22.29%

Net assets, end of year (000s)	$3,955	$5,243	$5,924	$5,375	$3,819

Ratios to average net assets:
Gross expenses	2.81%	2.49%	2.88%	2.79%	3.62%
Net expenses[4,5]	1.48	1.49	1.54	1.54	0.56
Net investment income	0.62	0.17	0.85	0.81	1.29

Portfolio turnover rate	27%	16%	37%	49%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

16	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$8.95	$9.14	$9.17	$12.85	$10.57

Income (loss) from operations:
Net investment income (loss)	(0.02)	(0.06)	0.03	0.01	0.20
Net realized and unrealized gain (loss)	(0.57)	(0.09)	(0.06)	(3.49)	2.14
Total income (loss) from operations	(0.59)	(0.15)	(0.03)	(3.48)	2.34

Less distributions from:
Net investment income	(0.00) [2]	(0.04)	—	(0.04)	(0.06)
Net realized gains	—	—	—	(0.16)	(0.00) [2]
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.01)	(0.04)	—	(0.20)	(0.06)

Net asset value, end of year	$8.35	$8.95	$9.14	$9.17	$12.85
Total return[3]	(6.50)%	(1.66)%	(0.33)%	(27.36)%	22.25%

Net assets, end of year (000s)	$339	$469	$470	$2,220	$2,413

Ratios to average net assets:
Gross expenses	3.67%	3.30%	3.74%	3.48%	4.99%
Net expenses[4,5]	2.35	2.30	2.29	2.25	0.44
Net investment income (loss)	(0.23)	(0.67)	0.44	0.06	1.56

Portfolio turnover rate	27%	16%	37%	49%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$8.95	$9.07	$9.08	$12.73	$10.57

Income (loss) from operations:
Net investment income	0.08	0.04	0.09	0.13	0.12
Net realized and unrealized gain (loss)	(0.57)	(0.09)	(0.03)	(3.46)	2.15
Total income (loss) from operations	(0.49)	(0.05)	0.06	(3.33)	2.27

Less distributions from:
Net investment income	(0.06)	(0.05)	(0.07)	(0.16)	(0.11)
Net realized gains	—	—	—	(0.16)	(0.00) [2]
Return of capital	(0.05)	(0.02)	—	—	—
Total distributions	(0.11)	(0.07)	(0.07)	(0.32)	(0.11)

Net asset value, end of year	$8.35	$8.95	$9.07	$9.08	$12.73
Total return[3]	(5.52)%	(0.60)%	0.76%	(26.57)%	21.61%

Net assets, end of year (000s)	$10,495	$9,395	$9,356	$7,599	$7,207

Ratios to average net assets:
Gross expenses	2.56%	2.22%	2.54%	2.41%	5.79%
Net expenses[4,5]	1.23	1.22	1.19	1.18	1.16
Net investment income	0.87	0.40	1.12	1.16	1.01

Portfolio turnover rate	27%	16%	37%	49%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

18	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$8.94	$9.06	$9.07	$12.72	$10.58

Income (loss) from operations:
Net investment income	0.08	0.04	0.10	0.13	0.13
Net realized and unrealized gain (loss)	(0.56)	(0.08)	(0.04)	(3.46)	2.13
Total income (loss) from operations	(0.48)	(0.04)	0.06	(3.33)	2.26

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.07)	(0.16)	(0.12)
Net realized gains	—	—	—	(0.16)	(0.00) [2]
Return of capital	(0.06)	(0.02)	—	—	—
Total distributions	(0.12)	(0.08)	(0.07)	(0.32)	(0.12)

Net asset value, end of year	$8.34	$8.94	$9.06	$9.07	$12.72
Total return[3]	(5.36)%	(0.55)%	0.80%	(26.55)%	21.52%

Net assets, end of year (000s)	$47	$17	$10	$9	$13

Ratios to average net assets:
Gross expenses	2.60%	2.39%	2.89%	2.38%	6.62%
Net expenses[4,5]	1.15	1.16	1.16	1.15	1.15
Net investment income	0.90	0.42	1.23	1.12	1.08

Portfolio turnover rate	27%	16%	37%	49%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.15%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of taxes. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Energy MLP & Infrastructure Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

20	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	21

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$7,936,996	—	—	$7,936,996
Master limited partnerships	6,742,103	—	—	6,742,103
Total long-term investments	14,679,099	—	—	14,679,099
Short-term investments†	86,083	—	—	86,083
Total investments	$14,765,182	—	—	$14,765,182

†	See Schedule of Investments for additional detailed categorizations.

(b) Master limited partnerships. The Fund may invest up to 25% of the value of its total assets in the securities of Master Limited Partnerships (“MLPs”) that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity

22	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	23

Notes to financial statements (cont’d)

occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

(g) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(h) Distributions to shareholders. Distributions are declared and paid on a quarterly basis to shareholders of the Fund and are recorded on ex-dividend date. The Fund intends to distribute all of its net investment income earned each quarter. The Fund may distribute additional amounts if required under the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes.

(i) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

The Fund may invest in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those

24	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(21,955)	$102	$21,853

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	25

Notes to financial statements (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.60%, 2.35%, 1.25% and 1.15%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended October 31, 2018, fees waived and/or expenses reimbursed amounted to $227,275.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$490	—
CDSCs	—	—

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of October 31, 2018, Legg Mason and its affiliates owned 49% of the Fund.

3. Investments

During the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$5,245,891
Sales	4,417,421

26	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

At October 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$16,648,016	$1,065,401	$(2,948,235)	$(1,882,834)

4. Derivative instruments and hedging activities

During the year ended October 31, 2018, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$12,799	$4,411
Class C	4,268	863
Class I	—	8,718
Class IS	—	57
Total	$17,067	$14,049

For the year ended October 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$67,958
Class C	5,664
Class I	152,977
Class IS	676
Total	$227,275

6. Distributions to shareholders by class

	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Investment Income:
Class A	$23,949	$31,600
Class C	175	2,302
Class I	75,900	57,142
Class IS	340	112
Total	$100,364	$91,156

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	27

Notes to financial statements (cont’d)

	Year Ended October 31, 2018	Year Ended October 31, 2017
Return of Capital:
Class A	$23,189	$4,310
Class C	195	—
Class I	74,954	17,505
Class IS	322	38
Total	$98,660	$21,853

7. Shares of beneficial interest

At October 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	74,437	$669,306	144,670	$1,390,111
Shares issued on reinvestment	5,104	46,722	3,594	35,457
Shares repurchased	(191,268)	(1,751,001)	(214,536)	(2,095,309)
Net decrease	(111,727)	$(1,034,973)	(66,272)	$(669,741)

Class C
Shares sold	11,378	$107,243	27,726	$278,069
Shares issued on reinvestment	40	368	233	2,302
Shares repurchased	(23,292)	(202,509)	(26,930)	(249,946)
Net increase (decrease)	(11,874)	$(94,898)	1,029	$30,425

Class I
Shares sold	600,192	$5,133,268	267,513	$2,596,070
Shares issued on reinvestment	14,375	129,909	6,402	62,638
Shares repurchased	(407,554)	(3,771,709)	(255,117)	(2,433,267)
Net increase	207,013	$1,491,468	18,798	$225,441

Class IS
Shares sold	3,675	$33,626	1,162	$11,016
Shares issued on reinvestment	73	662	15	150
Shares repurchased	(11)	(96)	(367)	(3,277)
Net increase	3,737	$34,192	810	$7,889

28	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$100,364	$91,156
Tax return of capital	98,660	21,853
Total distributions paid	$199,024	$113,009

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(3,274,654)
Other book/tax temporary differences (a)	(684,103)
Unrealized appreciation (depreciation)(b)	(1,236,288)
Total accumulated earnings (losses) — net	$(5,195,045)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to book/tax differences in passive activity losses disallowed for tax purposes on partnership investments and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the treatment of partnership investments.

9. Subsequent event

The Board of Trustees of the Trust on behalf of the Fund has approved a proposal to terminate and liquidate the Fund. The Fund is expected to cease operations on or about February 15, 2019. Before that date, the assets of the Fund will be liquidated at the discretion of Fund management and the Fund will cease to pursue its investment objective.

ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report	29

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge Energy MLP & Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Energy MLP & Infrastructure Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018 and the statement of changes in net assets and financial highlights for each of the two years in the period ended October 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Subsequent Event

As discussed in Note 9 to the financial statements, the Board of Trustees of the Trust on behalf of the Fund has approved a proposal to terminate and liquidate the Fund.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

30	ClearBridge Energy MLP & Infrastructure Fund 2018 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Energy MLP & Infrastructure Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

ClearBridge Energy MLP & Infrastructure Fund	31

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

32	ClearBridge Energy MLP & Infrastructure Fund

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/ Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

ClearBridge Energy MLP & Infrastructure Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

34	ClearBridge Energy MLP & Infrastructure Fund

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

ClearBridge Energy MLP & Infrastructure Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

36	ClearBridge Energy MLP & Infrastructure Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2018:

Record date:	12/20/17	3/27/18	6/27/18	9/26/18
Payable date:	12/21/17	3/28/18	6/28/18	9/27/18
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%	100.00%	100.00%
Tax return of capital	—	52.75%	52.75%	52.75%

Please retain this information for your records.

ClearBridge Energy MLP & Infrastructure Fund	37

ClearBridge

Energy MLP & Infrastructure Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H.Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective March 12, 2018, BNY became custodian.

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

ClearBridge Energy MLP & Infrastructure Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Energy MLP & Infrastructure Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Energy MLP & Infrastructure Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

CBAX016047 12/18 SR18-3491

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2017 and October 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $384,160 in October 31, 2017 and $404,744 in October 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2017 and $31,693 in October 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $47,930 in October 31, 2017 and $39,130 in October 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in October 31, 2017 and $0 in October 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2017 and October 31, 2018; Tax Fees were 100% and 100% for October 31, 2017 and October 31, 2018; and Other Fees were 100% and 100% for October 31, 2017 and October 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $160,000 in October 31, 2017 and $678,000 in October 31, 2018.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 26, 2018